SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 27, 2004


                               SERVICE 1ST BANCORP
             (Exact name of registrant as specified in its charter)


           California                 333-104244               32-0061893
  (State or other jurisdiction       (Commission              (IRS Employer
        of incorporation)            File Number)           Identification No.)


                 2800 W. March Lane
                Stockton, California                                  95219
       (Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (209) 956-7800

        ----------------------------------------------------------------
         (Former name or former address, if changed since last report.)


       This Form 8-K consists of 5 pages. The Exhibit Index is on Page 4.

Item 7.  Financial Statements and Exhibits.

         a.    Financial Statements.
               ---------------------

               Not Applicable.

         b.    Pro Forma Financial Information.
               --------------------------------

               Not Applicable.

         c.    Exhibits.
               ---------

               (99.1)   Press Release dated April 27, 2004

Item 12. Results of Operations and Financial Condition.
         ----------------------------------------------

         On April 27, 2004, Registrant issued a press release announcing earnings for the quarter ending March 31, 2004. Total consolidated assets grew to $129,374,333 representing an increase of approximately 17% for the quarter ending March 31, 2004 and approximately 39% compared to the first quarter in 2003.

         The foregoing is qualified by reference to the press release attached as Exhibit 99.1.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


April 27, 2004

Service 1st Bancorp


By: /s/ BRYAN HYZDU
    --------------------------
    Bryan Hyzdu
    President

                                  EXHIBIT INDEX



                                                            Sequential
      Exhibit Number          Description                   Page Number
      --------------          -----------                   -----------

          99.1           Press Release dated April 27, 2004      5